UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 21, 2024

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On June 21, 2024, Body and Mind Inc. (the “Company” or “BaM”) issued a news release announcing its financial results for the third quarter of fiscal year 2024 ended April 30, 2024. The information regarding the financial results for the third fiscal quarter ended April 30, 2024 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On June 21, 2024, the Company issued a news release to announce financial results for the third quarter of fiscal year 2024 ended April 30, 2024 and to provide shareholders with an operational update. All financial information is provided in U.S. dollars unless otherwise indicated.

Q3 FY2024 (ended April 30, 2024) Financial Highlights:

Q3 FY 2024 Three Month Period Ended April 30, 2024 (in Millions of US$)

	Q3 FY 2024	Q3 FY 2023
Revenue	$4.41	$4.17
Gross Profit	$1.96	$1.92
Net Operating Profit (Loss)	($1.34)	($1.28)
Net Income/(Loss)	($2.54)	($3.61)

Q3 FY 2024 Nine Month Period Ended April 30, 2024 (in Millions of US$)

	April 30 2024	April 30 2023
Revenue	$13.39	$13.24
Gross Profit	$6.05	$5.43
Net Operating Profit (Loss)	($3.25)	($3.83)
Net Income/(Loss)	($2.54)	($9.30)

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Q3 FY2024 Operational Highlights:

•	Markham Illinois dispensary continues to show growth with new customers and increased transactions each month.

•

Continued construction on the Lynwood, Illinois dispensary with the building fully complete. The final stages of the project were delayed awaiting a permit from Illinois Department of Transportation to finalize roadworks and connection of services that was granted a week ago. The dispensary is roughly one mile from the border of Indiana and images of the dispensary can be viewed at https://bodyandmind.com/illinois/lynwood-status

•

Received the New Jersey Annual license for BaM Body and Mind Dispensary NJ, Inc. The dispensary will be 4,000 square feet with more than 100 parking places. Demolition is complete and the building permit has been granted. The dispensary in Lawrenceville is in a jurisdiction that has approved only two dispensaries and is on the main US 1 (Brunswick Pike) corridor with over 35,000 cars per day passing by.

Management Commentary

“We continue to execute on our strategy of reducing our footprint and focusing on developing our most valuable assets,” stated Michael Mills, CEO of Body and Mind. “Our quarterly and nine-month financial results demonstrate modest revenue growth and improvements in bottom line results as we continue to streamline our operations. We’re pleased that our Lynwood, Illinois location has recently received approval to connect the completed building to services and commence required roadwork. We look forward to completing construction for this operation shortly. We believe the Illinois and New Jersey markets remain underserved and our strong locations and capabilities will support high returning operations for the Company and shareholders.”

For further details, please see the Company’s recent Form 10-Q filing on EDGAR at www.sec.gov/edgar/search, and the interim financial statements filed on SEDAR+ at www.sedarplus.ca.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	News Release dated June 21, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: June 21, 2024	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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